UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported)      July 24, 2006
                                                   -----------------------------

                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Indiana
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                 (State or Other Jurisdiction of Incorporation)

                 0-6966                               13-2739290
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        (Commission File Number)           (IRS Employer Identification No.)


 817 Maxwell Avenue, Evansville, Indiana                          47711
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)

                    251 Wedcor Avenue, Wabash, Indiana 46992
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement

     In order to centralize its key executives into one location, Escalade, Incorporated (the "Company") has relocated its corporate headquarters to Evansville, Indian - the headquarters of its largest subsidiary: Escalade Sports.

     On July 24, 2006, the Company entered into a Relocation and Retention Agreement with Terry D. Frandsen, the Company's Chief Financial Officer (the "Executive"), to facilitate the Company's desire that the Executive relocate his personal residence to Evansville, Indiana. The principal material terms of the Agreement provide that the Company will purchase the Executive's home at its recently appraised price and will pay the Executive cash bonuses in the aggregate amount of $70,000, which bonuses are designed to minimize the likelihood that the Executive would suffer personal financial loss as a result of the move. The Agreement provides that the Company's total net out-of-pocket expenses in connection with the Executive's relocation will not exceed $120,000. If the Executive's employment with the Company would be terminated by the Company without just cause or by the Executive without good reason, then the Executive must reimburse the Company for all or part of such relocation payments if such termination would occur prior to the third anniversary of the Agreement in accordance with the schedule set forth in the Agreement.

Section 8- Other Events

Item 8.01 Other Events

     Escalade, Incorporated (the "Company") has relocated its corporate headquarters to Evansville, Indiana as described in Item 1.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit   Description
            -------   -----------
              10.1    Relocation and Retention Agreement dated July 24, 2006
                      by and between Escalade, Incorporated and Terry D.
                      Frandsen

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ESCALADE, INCORPORATED


                              By: /s/ TERRY D. FRANDSEN
                                  ------------------------------------------
                                  Terry D. Frandsen
                                  Vice President and Chief Financial Officer



Date:  July 26, 2006

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